Exhibit 99.1 Worthington Steel Investor Presentation | August 2024

Safe Harbor Statement

Selected statements contained in this release constitute "forward-looking statements," as that term is used in the Private Securities Litigation Reform Act of 1995 (the "Act"). The Company wishes to take advantage of the safe harbor provisions included in the Act. Forward-looking statements reflect the Company's current expectations, estimates or projections concerning future results or events. These statements are often identified by the use of forward-looking words or phrases such as "believe," "anticipate," "may," "could," "should," "would," "intend," "plan," "will," "likely," "expect," "estimate," "project," "position," "strategy," "target," "aim," "seek," "foresee" and similar words or phrases. These forward-looking statements include, without limitation, statements relating to: future or expected cash positions, liquidity and ability to access financial markets and capital; outlook, strategy or business plans; the anticipated benefits of the Company's separation from Worthington Enterprises, Inc. (the "Separation"); the expected financial and operational performance of, and future opportunities for, the Company following the Separation; the tax treatment of the Separation transaction; the leadership of the Company following the Separation; future or expected growth, growth potential, forward momentum, performance, competitive position, sales, volumes, cash flows, earnings, margins, balance sheet strengths, debt, financial condition or other financial measures; pricing trends for raw materials and finished goods and the impact of pricing changes; the ability to improve or maintain margins; expected demand or demand trends for the Company or its markets; additions to product lines and opportunities to participate in new markets; expected benefits from transformation and innovation efforts; the ability to improve performance and competitive position at the Company's operations; anticipated working capital needs, capital expenditures and asset sales; anticipated improvements and efficiencies in costs, operations, sales, inventory management, sourcing and the supply chain and the results thereof; projected profitability potential; the ability to make acquisitions and the projected timing, results, benefits, costs, charges and expenditures related to acquisitions, joint ventures, headcount reductions and facility dispositions, shutdowns and consolidations; projected capacity and the alignment of operations with demand; the ability to operate profitably and generate cash in down markets; the ability to capture and maintain market share and to develop or take advantage of future opportunities, customer initiatives, new businesses, new products and new markets; expectations for Company and customer inventories, jobs and orders; expectations for the economy and markets or improvements therein; expectations for generating improving and sustainable earnings, earnings potential, margins or shareholder value; effects of judicial rulings; the ever-changing effects of the novel coronavirus ("COVID-19") pandemic and the various responses of governmental and nongovernmental authorities thereto on economies and markets, and on our customers, counterparties, employees and third-party service providers; and other non-historical matters.

Because they are based on beliefs, estimates and assumptions, forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected. Any number of factors could affect actual results, including, without limitation, those that follow: our ability to successfully realize the anticipated benefits of the Separation; the effect of conditions in national and worldwide financial markets, including inflation, increases in interest rates and economic recession, and with respect to the ability of financial institutions to provide capital; the impact of tariffs, the adoption of trade restrictions affecting the Company's products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; changing oil prices and/or supply; product demand and pricing; changes in product mix, product substitution and market acceptance of the Company's products; volatility or fluctuations in the pricing, quality or availability of raw materials (particularly steel), supplies, transportation, utilities, labor and other items required by operations (especially in light of Russia's invasion of Ukraine); effects of sourcing and supply chain constraints; the outcome of adverse claims experience with respect to workers' compensation, product recalls or product liability, casualty events or other matters; effects of facility closures and the consolidation of operations; the effect of financial difficulties, consolidation and other changes within the steel, automotive, construction and other industries in which the Company participates; failure to maintain appropriate levels of inventories; financial difficulties (including bankruptcy filings) of original equipment manufacturers, end-users and customers, suppliers, joint venture partners and others with whom the Company does business; the ability to realize targeted expense reductions from headcount reductions, facility closures and other cost reduction efforts; the ability to realize cost savings and operational, sales and sourcing improvements and efficiencies, and other expected benefits from transformation initiatives, on a timely basis; the overall success of, and the ability to integrate, newly acquired businesses and joint ventures, maintain and develop their customers, and achieve synergies and other expected benefits and cost savings therefrom; capacity levels and efficiencies, within facilities, within major product markets and within the industries in which the Company participates as a whole; the effect of disruption in the business of suppliers, customers, facilities and shipping operations due to adverse weather, casualty events, equipment breakdowns, labor shortages, interruption in utility services, civil unrest, international conflicts (especially in light of Russia's invasion of Ukraine), terrorist activities or other causes; changes in customer demand, inventories, spending patterns, product choices, and supplier choices; risks associated with doing business internationally, including economic, political and social instability (especially in light of Russia's invasion of Ukraine), foreign currency exchange rate exposure and the acceptance of the Company's products in global markets; the ability to improve and maintain processes and business practices to keep pace with the economic, competitive and technological environment; the effect of inflation, interest rate increases and economic recession, as well as potential adverse impacts as a result of the Inflation Reduction Act of 2022, which may negatively impact the Company's operations and financial results; deviation of actual results from estimates and/or assumptions used by the Company in the application of its significant accounting policies; the level of imports and import prices in the Company's markets; the impact of environmental laws and regulations or the actions of the United States Environmental Protection Agency or similar regulators which increase costs or limit the Company's ability to use or sell certain products; the impact of increasing environmental, greenhouse gas emission and sustainability regulations and considerations; the impact of judicial rulings and governmental regulations, both in the United States and abroad, including those adopted by the United States Securities and Exchange Commission ("SEC") and other governmental agencies as contemplated by the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of healthcare laws in the United States and potential changes for such laws, which may increase the Company's healthcare and other costs and negatively impact the Company's operations and financial results; the effect of tax laws in the United States and potential changes for such laws, which may increase the Company's costs and negatively impact its operations and financial results; cyber security risks; the effects of privacy and information security laws and standards; and other risks described from time to time in the Company's filings with the SEC, including those described in "Part I – Item 1A. – Risk Factors" of the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2024 and its subsequent filings with the SEC.

Forward-looking statements should be construed in the light of such risks. The Company notes these factors for investors as contemplated by the Act. It is impossible to predict or identify all potential risk factors. Consequently, you should not consider the foregoing list to be a complete set of all potential risks and uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company does not undertake, and hereby disclaims, any obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

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Investment Highlights Well-positioned to capitalize on opportunities resulting 1. from the energy transition with our electrical steel products Long-standing customer relationships focused on 2. value creation and best-in-class service delivery Strong balance sheet and ample liquidity to pursue 3. attractive growth opportunities via strategic capital investments and/or value-enhancing acquisitions Successful, experienced management team with a 4. proven playbook and track record of delivering value 2

Building A Differentiated Steel Processing Company

Established **market leading joint ventures** to bring additional value to our customers

1955 – Worthington Steel founded in 1955 with a focus on providing custom processed steel

1960s – First public stock offering in 1968

1960s – Introduction of the **Worthington Philosophy** and Profit Sharing

1970s – 1980s – 1971 Worthington Steel changed its name to Worthington Industries to reflect new areas of business

1970s – 1980s – Rapid growth powered by innovation with unique culture focused on the "Golden Rule"

1990s – 2000s – Codified safety program

1992 – TWB

1996 – Spartan Steel Coating

2007 – serviacero WORTHINGTON

2010s – SAMUEL Steel Pickling Company

2010s – GIBRALTAR INDUSTRIES Strip Steel Assets

2010s – ROME STRIP STEEL "The Customers Mill"

2010s – Introduction of **Worthington Business System**

2010s – Heidtman Steel Cleveland Facility

2020s – TEMPEL

2020s – SHILOH. BlankLight® Assets

2023 – Worthington Steel is poised to drive value as a standalone company

2023 – voestalpine Automotive Components Nagold, Germany

Strategic acquisitions to expand Worthington's core competencies and enter attractive end-markets

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Spin-off Unlocks Shareholder Value 1 2 3 Enhanced Agility Tailored Capital Shareholder and Sharpened Structures and Capital Value Strategic Focus Allocation Strategies Creation • Pursue strategy and growth • Modest leverage and ample • Company value proposition initiatives with a focus on our liquidity combined with strong easier for investors to understand distinct business and operations cash flows and more appropriately compare to peer group • Address unique operating • Flexibility to deploy capital needs and pursue targeted toward specific growth • Allow investors to more opportunities to enhance long- opportunities that align with our effectively evaluate our term growth and profitability strategy investment theses, performance and future growth prospects 4 4

2,3 Net Sales by End-Market Value-added Metals Processing Company 8% 3% 2 TTM Financial Metrics 3% 1955 3% Volume Delivered (tons) 4.0M Founded 5% Direct / Toll (tons) 2.3M / 1.7M Columbus, OH Headquarters Net Sales $3.4B 5% 52% 32 Adjusted EBITDA / Margin $289.7M / 8.4% 1 Locations 8% Free Cash Flow $96.1M ~5,000 1 Capex / % of sales $103.4M / 3.0% Employees 13% 4 Dividend (Annualized Rate) $0.64 ~$1.6B Market Capitalization Automotive Construction Machinery & Equipment Agriculture Heavy Truck Sustainable Energy Containers Service Centers Other As a leader in the markets we serve, we boldly drive the metals industry toward a sustainable future as the most trusted, most innovative and most OUR VISION value-added metals processing partner in North America and beyond. 1 2 3 4 Includes JV people & locations; Fiscal year ended May 31, 2024; Exclude pro-rata share of unconsolidated JVs; As of May 31,2024. 5

We Occupy a Unique Position in the Steel Supply Chain WHERE WE OPERATE Mills Service Centers Hot Roll Specialty Dimensional Melt Warehouse Processing Conversion Processing & Distribute Hot Roll Coil (HRC) Specialty cold rolling, Pickling / scale removal Slitting to Width temper pass, annealing, Hot dip galvanizing Cutting to Length heavy gauge and configured blanking Electrical steel lamination manufacturing Tailor welded solutions What Differentiates Worthington ✓ The Breadth of Value-Added Processing Capabilities WHY Steel from Competitors Across ✓ End-to-End Supply Chain Management WE WIN the Steel Supply Chain ✓ Price Risk Management Solutions 6

Building on Market Leadership Position

#1	#1	#1	#1	#2	#3
Independent Producer of Hot Dipped Galvanized Steel in North America	Producer of Tailor Welded Blanks in North America	Trader of Steel Futures by Volume Among North American Service Centers	Network of Independent Picklers in North America	Independent Flat Rolled Service Center in Mexico	Global Manufacturer of Electrical Steel Laminations and Cores

Blue-Chip Customer Recognition and Accolades

GM	John Deere	Schaeffler	Stellantis	Dana	Mahle
Supplier of the Year 2020, 2021 & 2023	2021, 2022 & 2023 Partner Level Supplier and inducted into 10-year Hall of Fame	2021 Schaeffler Supplier Excellence Award	2020 Raw Material Supplier of the Year	2022 Global Supplier Award in "Lead Electric Propulsion"	Zero PPM Award for Manufacturing Excellence 2023 Supplier of the Year 2022

Note: Rankings based on management estimates.

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Network and Services to Deliver Added Value to Customers 32 Manufacturing Facilities Primarily Located 1 in North America Key Operations Strategically Located Proximate to Suppliers and Customers Expertise in Optimizing Supply Chains and Minimizing Total Landed Cost 90% of Sales in North America; 10% of Sales in Asia and Europe Wholly Owned Joint Ventures 1 Includes Worthington Steel’s consolidated and unconsolidated joint ventures. 8

Joint Ventures Expand Our Processing Capabilities and Reach

Spartan Steel Coating (52%)

- Partner: Cleveland-Cliffs
- A cold-rolled, hot-dipped coating line producing galvanized, galvannealed and aluminized products
- Single facility in Michigan
- ***Growth Initiative – Added Type 1 aluminized capability***



450k Toll Tons

TWB (55%)

- Partner: BAOSteel
- Tailor welded products for the automotive industry
- Operates 11 facilities in US, Canada, Mexico
- ***Growth Initiative - Adding ablation equipment to pursue new market***



300k Direct Tons
125k Toll Tons

WSCP[1] (63%)

- Partner: Samuel, Son & Co.
- Pickling and slitting for the automotive, fabrication and appliance markets
- Operates 2 pickling facilities in Ohio



625k Toll Tons

Serviacero Worthington (50%)

- Partner: Serviacero
- Pickling, heavy gauge blanking, and slitting
- Operates 3 steel processing facilities in Mexico
- ***Growth Initiative - New slitter available fall 2024 to process recent program wins***



450k Direct Tons
125k Toll Tons

Note: Volumes shown are total tons shipped from the fiscal year ended May 31, 2024, presented on a 100% basis.
[1] Worthington Samuel Coil Processing.

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Our Steel is Used in a Variety of End Markets and Applications Automotive Construction Agriculture Truck / Trailer Energy • Traction motors for BEVs • Metal buildings • Combines • Wheel rims • Transformer cores for /hybrids including trucks power distribution • Garage doors & rail • Grain bins • Frames • Automatic transmissions systems • Racking and mounts for • Center pivot irrigation • Suspensions for hybrids / ICE solar applications • Corrugated steel pipe • Hay bailers • Trailer components • Frames and chassis • Generators, including • Metal framing • Auger, chain, blades • Drivetrain large scale & home • Seat rails • Strut and conduit and plow components power generation • Body structure • Fencing Note: BEVs = battery electric vehicles; Hybrids = full and mild hybrids and contain both traction motors and internal combustion engines; 10 ICE = internal combustion engine vehicles.

Critical Supplier to Blue-Chip Companies Across End Markets Diversified Customer Base, Many With Decades-Long Relationships 8% 3% 3% 3% 5% 5% 52% 8% 13% Automotive Construction Machinery & Equipment Agriculture Heavy Truck Sustainable Energy Containers Service Centers Other Note: Sales based on fiscal year ended May 31, 2024. 11

Strategy Focused on Growth Focused Investments in the rapidly growing electrical steel market Strategically expanding our capacity for highly technical electrical steel products to meet demand for improved electrical infrastructure and electric vehicles (including battery electric and hybrid) Margin-Accretive Growth using a strong commercial focus combined with disciplined strategic capex and acquisitions Capitalizing on attractive growth opportunities Base Business Improvements through our Transformation to improve margins, reduce working capital and add capacity Transformation remains unique among our peer group 12

Worthington Business System is the Foundation for Driving Improved Profitability TRANSFORMATION Leveraging Lean Practices and Technology • Systematic approach to business improvement • Optimizing working capital • Predictive analytics and automation enhance efficiency, reduce downtime and improve safety INNOVATION Tailored Customer Solutions • Cross-functional teams • Sophisticated supply chain management • Price risk management • Metallurgical expertise for customized solutions ACQUISITION Adding Capabilities for Above-Market Growth Our people-first Philosophy is rooted in • Green energy transition: Tempel provides direct exposure to the Golden Rule: We treat our employees, the global decarbonization movement and power grid modernization / expansion customers, suppliers and shareholders as • Automotive lightweighting: Acquisition of Shiloh we would like to be treated BlankLight® expanded offerings for fuel-efficiency, cost reduction and part consolidation 13

Our Differentiated Business Model Drives Worthington Steel Forward Beginning with Material Worthington Steel Offers a Wide Range of Value-Added Serving Customers Across from our Mill Partners Processing Capabilities and Services Attractive End Markets Customized Strategic End-to-End Operating Supply Chain Footprint Solutions Entrenched Unique Mix of Customer Price Risk Processing Relationships Management Capabilities Experienced Technical Team 14

Case Study: Using the Transformation Resulted in ~$2.3M in Annualized Savings GOAL: Margin Expansion Through Operational Excellence FOCUS: Columbus Tandem Mill OBJECTIVES • Improve gauge-reduction performance to reduce scrap and processing time • Leverage insights from various holistic data set and business intelligence tools to identify opportunities for improvement APPROXIMATE ANNUAL SAVINGS ACHIEVED $315k $2M Scrap Savings from Improved Performance Reduced / Optimized Footage and Reduced Processing Time 15

Case Study: Product Improvements That Meet Changing Customer Needs for Lightweighting Results “Voice of Customer” Approach to New Product Development Driving Market Share Gains and Improved Customer Intimacy Continued Enhancements to Core Offerings At the Forefront of EV Battery Box Design Hot Stamped Door Ring Advanced, High-strength Upper / Lower Deep Drawn Battery Tray Tailor Welded Frame Rails Battery Covers Capitalizes Adopted by most North A leading supplier to Innovative product solution on lightweighting and American light duty truck North American in development part consolidation trends manufacturers automotive producers Since 2000, we have successfully launched more than 500 lightweighting production parts 16

Well Positioned to Capitalize on Key End Market Trends

	Decarbonization of Transportation		Energy Transition		Infrastructure	
Worthington Steel Product Offering	**Electrical Steel Laminations** **EV Traction Motors**	**Tailored Blanks** **Automotive Frames**	**Galvanized Steel** **Solar Panel Racks**	**Electrical Steel Laminations** **Transformer Cores**	**Electrical Steel Laminations** **Transformer Cores**	**Galvanized Steel** **Drainage Culvert / Renewables**
Key Trends	Worldwide transition to electric vehicles and OEM push for lightweighting innovation supporting automotive steel demand		Transition to renewable energy driving demand for our products		Upgrading aging infrastructure and electrical grid in the U.S. will require a significant amount of steel	
Market Growth Drivers	**>70% of passenger vehicles** sold globally in 2030 expected to be battery or hybrid[1]		**6.1%**[2] Projected CAGR through 2040		**$1 Trillion**[3] infrastructure bill signed in 2021	

Sources: [1] S&P Global Mobility, E-Motor Production Forecast, July 2024, includes mid- and full-hybrids; [2] Advention, 2022 Transformer Market Study estimates based on market interviews; [3] White House (Inflation Reduction Act Guidelines, January 2023).

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Focused Strategic Investments in Electrical Steel Mexico: Increase Motor Lamination Capacity to Meet Growing xEV Demand • Expanding production capacity • Total expected capex = $85M (~$23M spent through 5/31/24) ‒ Building expansion nearing completion ‒ 5 new presses expected to be installed during fiscal 2025 • Targeting start of production for fall 2025 Canada: Increase Transformer Core Making Capacity to Meet Demand • Adding capacity to existing core-making operation to help customers close 2-year backlog on transformer orders • Total expected capex = $85M (~$28M spent through 5/31/24) • Awarded enough new business to fill 50% of the additional capacity • Targeting start of production for late calendar 2025 Expect Steady State EBITDA Margins to Be Accretive 18

Resilient Financial Performance Despite Commodity Volatility Net Sales ($M) & Volumes (M Tons) Adjusted EBITDA ($M) & Margin (%) $4,069 $290 $290 $3,608 $266 $3,431 $206 Strategic Acquisitions: 12.5% $2,127 8.4% 7.1% 4.3 4.2 5.7% 4.0 4.0 FY2021 FY2022 FY2023 FY2024 FY2021 FY2022 FY2023 FY2024 Estimated $75 $22 ($49) ($3) Holding G/(L) Net Sales ($M) Shipped Tons Adj. EBITDA ($M) Adj. EBITDA Margin Note: FY is fiscal year ended May 31. 19

How Worthington Steel Mitigates Volatility in Steel Pricing We Minimize Steel Holding Gains and Losses Worthington Business System Helps Drive Down Inventory Transformation Advanced Baseline Lean Flow Launch Analytics • Worthington Business System to manage inventory 73 70 66 ‒ Deployed to drive inventory lower within carbon 62 61 flat-rolled locations; opportunities remain ‒ Inventory down 16% on a tons basis FY08-10 FY11-13 FY14-16 FY17-22 FY23-24 • Use firm-priced contracts where possible to lock in Inventory Days Based on Tons (Flat Roll) margin ‒ Customers choose contract mechanisms that best fit their business Historical Hot-Rolled Steel Price ($/ton) • Mirror customer and supplier contract mechanisms $2 , 00 0 (e.g., buy/sell on quarterly CRU) $1,600 ‒ ~100% of contracts are mirrored $1 , 50 0 • Utilize steel futures when fixed pricing is not offered $,100 0 by a mill $890 $850 $870 $0 50 $800 $700 $600 $650 $600 $550 $450 $0 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 Note: Fiscal year ended May 31. 20

Pathway to Margin Expansion Strategy to Achieve 10%+ Adj. EBITDA Margin Target 10%+ 10%+ 8% FY21-24 Average Worthington Product New Acquisitions Long-Term Target Business System Mix Products Drive LEVERS TO Introduce higher Focus on Acquire out waste margin new high IMPROVE margin and reduce products and margin accretive PROFITABILITY costs processes products businesses Licensed ablation Nagold acquisition Expanding electrical Applying RECENT technology to open adds European Transformation to steel capabilities in EXAMPLES new opportunities for manufacturing for Canada and Mexico corporate functions TWB electrical steel Note: Fiscal year ended May 31. 21

Strong Cash Flow Supports Growth Initiatives 1 Operating Cash Flow ($M) Operating Working Capital ($M) 30 . 0% $646 $315 25 . 0% $498 $481 $396 $200 20 . 0% $153 18.6% 1.50% $39 15.9% 14.5% 13.3% 10 . 0% FY2021 FY2022 FY2023 FY2024 FY2021 FY2022 FY2023 FY2024 Capex Steel Price $29 $36 $45 $103 $850 $1,600 $890 $870 ($M) ($/ton) Operating Working Capital OWC as % of Revenue Note: FY is fiscal year ended May 31. 22 1 Operating Working Capital defined as accounts receivable plus inventory minus accounts payable.

Capital Investments to Strengthen and Grow Market Position

Strategic Capital Investments

Increasing Lightweighting Capabilities/Capacity

- **Hot Galvanizing Line:** produce Type 1 aluminized steels for the automotive industry
- **Laser Welding:** support lightweighting targets for new Battery EV models
- **Ablation:** produce Hot Formed Tailored Blanks for automotive lightweighting applications

Investing in Electrical Steel Capacity/Capability

- **Transformer Core Lamination Expansion:** adding capacity and capability in Canada
- **xEV Focus Factory:** expanding electrical steel lamination offering in Mexico

Maintenance Capital

- Category includes equipment, information technology and environmental, health & safety
- Philosophy toward maintenance spending is to maintain key assets in market ready condition

Capital Expenditures ($M)


$13
$16
$8
$28
$12
$33
$56
$47
FY2021
FY2022
FY2023
FY2024

	FY2021	FY2022	FY2023	FY2024
Capex (% of Sales)	1.4%	0.9%	1.3%	3.0%

■ Maintenance ■ Strategic

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Capital Structure Supports Growth Initiatives • Accomplished initial goal for a strong balance Balance Sheet Summary ($M) sheet at Spin Date Total Debt $148 • Expect to maintain a flexible capital structure with modest leverage and ample (-) Cash $40 liquidity Net Debt $108 • Current credit facility consists of: • $550M ABL facility, maturing in 2028 Trailing Twelve Month Adjusted EBITDA $290 • Goal is to maintain sufficient liquidity and flexibility to execute on our business strategy 1 Trailing Twelve Month Net Leverage 0.37x • Pursue high-return organic growth opportunities 2 Total Liquidity $442 • Target strategic accretive acquisitions • Return capital to shareholders 1 2 Note: Fiscal year ended May 31, 2024; Trailing Twelve Month Net Leverage defined as Net Debt at period end divided by Trailing Twelve Month Adjusted EBITDA; Total Liquidity 24 defined as total capacity of ABL facility less net debt.

M&A Is a Key Part of Our Strategy Select Acquisitions Investment Criteria ▪ Immediately accretive to earnings per share and increases overall EBITDA margin Strip Steel Assets ▪ Well-run, successful companies with strong management teams ▪ Culture aligns with Our Philosophy Cleveland Facility BlankLight® Assets ▪ Opportunities to increase value through Transformation and synergy capture ▪ Strengthen our business in current markets or Automotive Components provide access to new, attractive and more niche Nagold, GER markets 25

Disciplined Framework Designed to Drive Shareholder Value Organic Growth Strategic M&A Shareholder Return • Maintain operations in • Target acquisition • Focus on maximizing market ready condition opportunities that are shareholder return expected to be • Grow capacity to meet • Expect to pay a modest immediately accretive electrical steel and dividend to earnings lightweighting demand • Long-term intention to • Leverage track record • Pursue high IRR pursue opportunistic and skill set to integrate capacity additions share buybacks bolt-on opportunities and realize synergies …and Maintain Ample Liquidity and Financial Flexibility to Support Strategic Initiatives and Resiliency Through the Cycle 26

Experienced Management Team to Drive Strategy More than 200 Combined Years of Experience Managing Through Steel Price Cycles and Shifting Macroeconomic Climates with Proven Ability to Execute M&A JOE HEUER MELISSA DYKSTRA GEOFF GILMORE JEFF KLINGLER TIM ADAMS VP & General Counsel VP of Corporate Communications President & Chief Executive VP & VP & Chief Executive Officer Chief Operating Officer Financial Officer & Investor Relations CLIFF LARIVEY BILL WERTZ STEVE WITT BRAD KERN NIKKI BALLINGER VP of Commercial, Purchasing VP of Transformation Corporate Controller VP of Operations VP of Human Resources & Price Risk Mgmt & Chief Information Officer 27

Investment Highlights Well-positioned to capitalize on opportunities resulting 1. from the energy transition with our electrical steel products Long-standing customer relationships focused on 2. value creation and best-in-class service delivery Strong balance sheet and ample liquidity to pursue 3. attractive growth opportunities via strategic capital investments and/or value-enhancing acquisitions Successful, experienced management team with a 4. proven playbook and track record of delivering value 28

Appendix

Reconciliation of Non-GAAP Financial Measures

These materials present certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles, or GAAP. Management believes these non-GAAP measures provide useful supplemental information on the performance of the Company's ongoing operations and should not be considered as an alternative to the comparable GAAP measure. Additionally, management believes these non-GAAP measures allow for meaningful comparisons and analysis of trends in the Company's businesses and enables investors to evaluate operations and future prospects in the same manner as management. A reconciliation of each non-GAAP measure to its most directly comparable GAAP measure is outlined below. The following provides an explanation of each non-GAAP measure presented in these materials:

Adjusted EBITDA is defined as Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization, and consists of EBITDA (calculated by adding or subtracting, as appropriate, interest expense, income tax expense and depreciation and amortization to/from net earnings attributable to controlling interest), which is further adjusted to exclude impairment and restructuring charges (gains) as well as other items that management believes are not reflective of, and thus should not be included when evaluating the performance of its ongoing operations.

Impairment charges are excluded from adjusted EBITDA because they do not occur in the ordinary course of our ongoing business operations, are inherently unpredictable in timing and amount, and are non-cash, which we believe facilitates the comparison of historical, current and forecasted financial results.
Restructuring activities, which can result in both discrete gains and/or losses, consist of established programs that are not part of our ongoing operations, such as divestitures, closing or consolidating facilities, employee severance (including rationalizing headcount or other significant changes in personnel), and realignment of existing operations (including changes to management structure in response to underlying performance and/or changing market conditions).
Separation costs reflect the direct and incremental costs incurred in connection with the Separation. These costs have been directly attributed to us to the extent incurred to our direct benefit, and include third-party advisory fees, certain employee-related costs and non-recurring costs associated with the separation of shared corporate functions.

Income tax expense and indemnification receivable adjustment reported in Miscellaneous income, net related to an indemnification agreement with the former owners of Tempel Steel Company ("Tempel") as a result of an unfavorable tax ruling in one of the jurisdictions in which Tempel operates. The indemnification agreement, which was entered into with the former Tempel owners at the time we acquired Tempel, provides protection to us from unfavorable rulings by tax authorities through the acquisition date.

Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by net sales.
Free Cash Flow is defined as operating cash flows less capital expenditures.
For additional information with respect to Worthington Steel, please refer to the Form 10-K.

	Fiscal Year Ended May 31,			
(In millions)	2021	2022	2023	2024
Net Sales	$ 2,127	$ 4,069	$ 3,608	$ 3,431
Net earnings attributable to controlling interest	$ 171	$ 180	$ 87	$ 155
Interest expense, net	-	3	3	6
Income tax expense	48	54	29	46
Depreciation and amortization	45	60	70	65
EBITDA	$ 264	$ 297	$ 189	$ 272
Impairment of long-lived assets (1)	-	2	2	1
Restructuring and other (income) expense, net (1)	2	(9)	(2)	-
Separation costs	-	-	17	20
Tax indemnification adjustment	-	-	-	(3)
Adjusted EBITDA	$ 266	$ 290	$ 206	$ 290
Adjusted EBITDA margin	12.5%	7.1%	5.7%	8.4%

(1) Excludes the impact of the noncontrolling interests.

	Fiscal Year Ended May 31, 2024
Operating cash flow	$ 199
Capital expenditures	103
Free cash flow	$ 96

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